UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   June 23, 2008

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 23, 2008, Cephalon, Inc. (the “Company”) and each of the Company’s executive officers listed below entered into an amendment (the “Amendment”) to that executive officer’s executive severance agreement (the “Executive Severance Agreement”).  The Amendment revises provisions of the Executive Severance Agreement to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended.  In summary,  the Amendment:

•                  states that cash severance payments payable to the executive officer under a termination prior to a change in control (as defined in the Executive Severance Agreement) or on account of a change of control are postponed for a period of six months following the executive officer’s separation from service with the Company;

•                  provides the executive officer, in lieu of continued coverage pursuant to the Company’s medical and dental plans, may receive a lump sum cash payment equal to the COBRA value of the continued medical and dental plan coverage, grossed-up for applicable taxes and to be made six months following the executive officer’s separation from service with the Company; and

•                  adds a new section 24 to the Executive Severance Agreement to provide that Executive Severance Agreement shall be interpreted consistent with the provisions of Section 409A.

For clarity and simplicity, each of the Amendments were then incorporated into a Restated Executive Severance Agreement (the “Restated Agreement”) dated as of June 24, 2008.  The form of Restated Agreement for Dr. Baldino and for each of the executive officers below (other than Dr. Baldino) are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 1.01.

Each of the following executive officers of the Company executed the Amendment and the subsequent Restated Agreement:

Frank Baldino, Jr., Ph.D., Chairman and Chief Executive Officer

Valli F. Baldassano, Esq., Executive Vice President, Chief Compliance Officer

J. Kevin Buchi, Executive Vice President & Chief Financial Officer

Peter E. Grebow, Ph.D., Executive Vice President, Worldwide Technical Operations

Robert P. Roche, Jr., Executive Vice President, Worldwide Pharmaceutical Operations

Lesley Russell, MB.Ch.B, MRCP, Executive Vice President, Worldwide Medical and Regulatory Operations

Carl A. Savini, Executive Vice President & Chief Administrative Officer

Jeffry L. Vaught, Ph.D., Executive Vice President, Research & Development

On June 24, 2008, Gerald J. Pappert, the Company’s Executive Vice President and General Counsel who began employment with the Company on May 12, 2008, executed an Executive Severance Agreement with the Company, which contained the same terms and conditions as the Restated Agreements entered into by each of the other executive officers (other than Dr. Baldino).

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Document

10.1	Restated Executive Severance Agreement dated as of June 24, 2008 by and between Cephalon, Inc. and Frank Baldino, Jr., Ph.D.

10.2	Form of Restated Executive Severance Agreement dated as of June 24, 2008 by and between Cephalon, Inc. and each of the Company’s executive officers other than Dr. Baldino

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: June 24, 2008	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Restated Executive Severance Agreement dated as of June 24, 2008 by and between Cephalon, Inc. and Frank Baldino, Jr., Ph.D.

10.2	Form of Restated Executive Severance Agreement dated as of June 24, 2008 by and between Cephalon, Inc. and each of the Company’s executive officers other than Dr. Baldino